                                                                       EXHIBIT 3

                                     FORM OF
                           RECAPITALIZATION AGREEMENT

         This RECAPITALIZATION AGREEMENT (this "Agreement") is entered into as of June ___, 1998 by and among Citadel Communications Corporation, a Nevada corporation (the "Company"), and the stockholders of the Company and the holders of options and warrants to acquire shares of capital stock of the Company (collectively, the "Stockholders").

                                    RECITALS:

         WHEREAS, subject to the terms and conditions of this Agreement and formal approval of certain matters by the stockholders of the Company, the Board of Directors of the Company has approved a recapitalization of the Company (the "Recapitalization"), on the terms set forth in this Agreement; and

         WHEREAS, the Company has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") for the purpose of registering shares of its common stock for sale in an underwritten public offering (the "Offering"); and

         WHEREAS, in furtherance of the Offering and the transactions contemplated herein, the parties hereto desire to enter into this Agreement.

         NOW, THEREFORE, in consideration of and premised upon the various agreements of the parties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders, intending to be legally bound hereby, agree as follows:

                        ARTICLE I - THE RECAPITALIZATION

         SECTION 1.1. - THE RECAPITALIZATION. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Nevada's laws on private corporations, Chapter 78 of the Nevada Revised Statutes (the "NGCL"), at the Effective Time (as defined below), the following events constituting the Recapitalization shall occur:

         SECTION 1.1.1. - CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Company shall be amended and restated as set forth in Exhibit A hereto and shall be the Certificate of Incorporation of the Company (the "New Certificate"), unless and until amended as provided in the New Certificate or by law. When used herein, the "Effective Time" shall mean the date and time at which the New Certificate becomes effective under the NGCL. It is the intent of the parties that the New

         Certificate will be filed and become effective under the NGCL at or about the time the Company seeks to have the Registration Statement declared effective by the SEC.

         SECTION 1.1.2. - BYLAWS. The Bylaws of the Company shall be amended and restated as set forth in Exhibit B hereto and shall be the Bylaws of the Company (the "New Bylaws"), unless and until amended or repealed as provided in the New Certificate, the New Bylaws or by law.


         SECTION 1.1.3. - OFFICERS AND DIRECTORS. The officers of the Company immediately prior to the Effective Time shall continue as the officers of the Company until their successors shall have been duly elected and qualified, or as otherwise provided in the New Bylaws. Following the Effective Time, the Class A Directors of the Company contemplated by the New Certificate shall be Lawrence R. Wilson, Scott E. Smith, Ted L. Snider, Sr. and John E. von Schlegell, and the Class B Director contemplated by the New Certificate shall be Patricia Diaz Dennis, until their successors shall have been duly elected and qualified, or as otherwise provided in the New Certificate, the New Bylaws or as otherwise provided by applicable law.

         SECTION 1.1.4. - STOCK RECLASSIFICATION.

                  (a) Without any action on the part of the holder thereof, each share of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Convertible Redeemable Preferred Stock, Series B Convertible Redeemable Preferred Stock, Series E Convertible Redeemable Preferred Stock, Series F Convertible Redeemable Preferred Stock and Series G Convertible Redeemable Preferred Stock of the Company issued and outstanding immediately prior to the Effective Time (collectively, the "Common Conversion Stock") shall be converted into the right to receive three shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") rounded to the nearest whole share, in accordance with the provisions of this Agreement and the New Certificate. From and after the Effective Time, all certificates or other instruments representing shares of Common Conversion Stock issued and outstanding immediately prior to the Effective Time shall thereafter evidence, without further action, Common Stock. Each holder of Common Conversion Stock shall be entitled to receive, upon surrender of his, her or its certificates representing shares of Common Conversion Stock to the Company, share certificates representing that number of shares of Common Stock into which his, her or its shares of Common Conversion Stock is converted in accordance with this Section 1.1.4(a) and the New Certificate. Nevada law may require the Company to issue a full share of Common Stock in lieu of a fractional share of Common Stock resulting from the Recapitalization. To the extent that a holder of Common Conversion Stock would be due a whole share of Common Stock and, under this Agreement, such holder will not receive either a fractional share of Common Stock or a full share of Common Stock in lieu thereof, such holder hereby waives any right to receive such fractional or full share of Common Stock.

                  (b) Without any action on the part of the holder thereof, each share of Series C Convertible Redeemable Preferred Stock and Series D Convertible Redeemable Preferred Stock of the Company issued and outstanding immediately prior to the Effective Time (collectively, the "Preferred Conversion Stock") shall be converted into the right to receive three shares of Series AA Convertible Preferred Stock, par value $0.001 per share, of the Company (the "Convertible Preferred Stock") rounded to the nearest whole share, in accordance with the provisions of this Agreement and the New Certificate. From and after the Effective Time, all certificates or other instruments representing shares of Preferred Conversion Stock of the Company issued and outstanding immediately prior to the Effective Time shall thereafter evidence, without further action, Convertible Preferred Stock. Each holder of Preferred Conversion Stock shall be entitled to receive, upon surrender of his, her or its certificate or certificates representing shares of Preferred Conversion Stock to the Company, share certificates representing that number of shares of Convertible Preferred Stock into which his, her or its shares of Preferred Conversion Stock is converted in accordance with this Section 1.1.4(b) and the New Certificate. Nevada law may require the Company to issue a full share of Convertible Preferred Stock in lieu of a fractional share of Convertible Preferred Stock resulting from the Recapitalization. To the extent that a holder of Preferred Conversion Stock would be due a whole share of Convertible Preferred Stock and, under this Agreement, such holder will not receive either a fractional share of Convertible Preferred Stock or a full share of Convertible Preferred Stock in lieu thereof, such holder hereby waives any right to receive such fractional or full share of Convertible Preferred Stock.

         SECTION 1.1.5. - STOCK OPTIONS AND WARRANTS. Without any action on the part of the holder thereof, each option or warrant to acquire shares of capital stock of the Company outstanding immediately prior to the Effective Time shall be converted into an option or warrant, as applicable, to acquire three times the same number of shares of Common Stock, and the per share exercise price of each such option or warrant shall be divided by three.

                      ARTICLE II - WAIVERS AND TERMINATIONS

         SECTION 2.1. - REGISTRATION RIGHTS AGREEMENT. Each Stockholder (other than the holders of Class B Common Stock and the outstanding warrant to acquire shares of Class B Common Stock) who is a party to that certain Third Amended and Restated Registration Rights Agreement dated June 28, 1996 among the Company and certain of its stockholders, as amended (the "Registration Rights Agreement"), hereby waives any and all rights which such Stockholder may have under the Registration Rights Agreement, insofar as such rights relate to "piggy-back" rights to have shares of capital stock of the Company beneficially owned by such Stockholder registered on the Registration Statement or otherwise in connection with the Offering.

         SECTION 2.2. - STOCKHOLDERS AGREEMENT. Each Stockholder who is a party to that certain Second Amended and Restated Stockholders Agreement dated June 28, 1996 among the Company and certain of its stockholders, as amended (the "Stockholders Agreement"), hereby waives any and all rights which such Stockholder may have under the Stockholders Agreement, insofar as such rights arise from or relate to the Recapitalization.

         SECTION 2.3. - WAIVER OF VOTING RIGHTS. The Stockholders who will receive shares of Convertible Preferred Stock in the Recapitalization hereby agree that, from the Effective Time until consummation of the Offering, such Stockholders will not vote shares representing more than 49% of the combined voting power of the outstanding capital stock of the Company with respect to any matter submitted to a vote of the stockholders of the Company from the Effective Time until consummation of the Offering.

                      ARTICLE III - ADDITIONAL WAIVERS AND
                         TERMINATIONS; LOCKUP AGREEMENT


         SECTION 3.1 - EXCEPTIONS TO ARTICLE. This Article III shall not apply to the holders of Preferred Conversion Stock prior to the Effective Time and holders of the Convertible Preferred Stock or Common Stock into which the Convertible Preferred Stock may be converted at and following the Effective Time.

         SECTION 3.2. - OPTION VESTING. Each Stockholder who holds an option granted under the Company's 1996 Equity Incentive Plan to purchase shares of capital stock of the Company hereby waives any and all rights to have the vesting and exercisability of such option accelerated, insofar as the Recapitalization would otherwise cause such an acceleration of vesting and exercisability of such option under the agreement between the Company and the Stockholder governing the option.

         SECTION 3.3. - OTHER AGREEMENTS. The Company and the Stockholders acknowledge that each of the following agreements shall terminate and be of no further force or effect upon consummation of the Offering: (i) any Stock Transfer Restriction Agreement entered into with a Stockholder upon the exercise by such Stockholder of an option or options to purchase shares of capital stock of the Company granted in 1994 (collectively, the "Stock Transfer Restriction Agreements"); (ii) that certain Second Amended and Restated Security Holder Agreement dated June 28, 1996 among the Company, Citadel Broadcasting Company, Bank of America National Trust and Savings Association and certain other Stockholders (the "BofA Agreement"); (iii) that certain Security Holder Agreement dated December 31, 1996 among the Company, Endeavour Capital Fund Limited Partnership and certain other Stockholders (the "Endeavour Agreement");
(iv) that certain Security Holder Agreement dated September 26, 1997 among the Company, Philip J. Urso and certain other Stockholders (the "Urso Agreement"); and (v) Section 7 of any Management Team Stock Subscription entered into with a stockholder in connection with the reorganization of the

Company into a holding company or otherwise (collectively, the "Management Team Agreements").

         SECTION 3.4. - THE OFFERING. Each Stockholder understands that Prudential Securities Incorporated; Donaldson, Lufkin & Jenrette Securities Corporation; Goldman, Sachs & Co.; and NationsBanc Montgomery Securities LLC, as Representatives (the "Representatives") of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with the Company (the "Underwriting Agreement"), providing for the Offering by the Underwriters, including the Representatives, of Common Stock.

         SECTION 3.5 - LOCK-UP AGREEMENT. In consideration of the Underwriters' agreement to purchase, and undertake the Offering of, the Common Stock, each Stockholder agrees not to, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by a Stockholder in accordance with the rules and regulations of the SEC and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock in any manner, transfer all or a portion of the economic consequences associated with the ownership of the Common Stock, for a period of 180 days after the effective date of the Registration Statement, other than (i) as a gift or gifts, provided the donee or donees thereof agree in writing to be bound by this Article III, (ii) transfers to a transferor's affiliate, as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), provided the transferee or transferees thereof agree in writing to be bound by this Article III, or (iii) with the prior written consent of Prudential Securities Incorporated. Each Stockholder agrees that for a period of 180 days after the effective date of the Registration Statement, such Stockholder will not exercise any rights that such Stockholder may have to cause the Company to register (under the Securities Act or otherwise) any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, without the prior written consent of Prudential Securities Incorporated.

         SECTION 3.6. - TRANSFER OF SHARES. Each Stockholder agrees that the Company may, with respect to any shares of Common Stock for which such Stockholder is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock on the transfer books and records of the Company. Each Stockholder further agrees that such Stockholder will, if requested by the Company with respect to any shares of Common Stock for which such Stockholder is the beneficial holder but not the record holder, cause the record holder of such shares of Common Stock to cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock on the transfer books and records of the Company.

                     ARTICLE IV - TERMINATION AND AMENDMENT

         SECTION 4.1. - TERMINATION BY THE COMPANY OR THE STOCKHOLDERS. This Agreement may be terminated at any time prior to the Effective Time by the Company or by Stockholders holding at least 66% of the voting power of the capital stock of the Company.

         SECTION 4.2. - TERMINATION FOR NONCONSUMMATION OF OFFERING.

                  (a) If the Effective Time has not yet occurred, this Agreement will terminate automatically if the Offering is not consummated on or before August 31, 1998.

                  (b) If the Effective Time has occurred but the Offering is not consummated within ten (10) business days after the Effective Time, the New Certificate will be rescinded and be of no force or effect. Such recision shall be effected by a subsequent amendment adopting the entirety of the Certificate of Seventh Amended and Restated Certificate of Incorporation of the Company as filed with the Nevada Secretary of State on October 16, 1997, with such amendments thereto as may be necessary to reinstate each Stockholder to the position such Stockholder was in vis-a-vis ownership of capital stock (including options and warrants to acquire capital stock) of the Company immediately prior to the Effective Time.

         SECTION 4.3. - AMENDMENTS. This Agreement may not be amended, altered or modified except by a written instrument executed by the Company and the Stockholders.

                            ARTICLE V - MISCELLANEOUS

         SECTION 5.1. - ENTIRE AGREEMENT. This Agreement, the New Certificate and the New Bylaws constitute the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof; provided, however, that, subject to Article III, each of the Stock Transfer Restriction Agreements, the BofA Agreement, the Endeavour Agreement, the Urso Agreement and the Management Team Agreements shall continue in effect until consummation of the Offering.

         SECTION 5.2. - POWER AND AUTHORITY. Each Stockholder hereby represents and warrants that such Stockholder has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Stockholder and any obligations of any Stockholder shall be binding upon the heirs, personal representatives, successors and assigns of such Stockholder.

         SECTION 5.3. - BINDING EFFECT; PERSONS BENEFITTING. This Agreement shall inure to the benefit of and be binding on the parties hereto, and the respective successors and assigns of the parties and such persons. Except as set forth in Section 5.4, nothing in this Agreement is intended or shall be construed to confer upon any entity or person other than the parties hereto and their respective successors and assigns any right, remedy or claim under or by reason of this Agreement or any part hereof.

         SECTION 5.4. - THIRD PARTY BENEFICIARY. The Representatives shall be intended third party beneficiaries of Article III and shall have the right to enforce Article III directly in a court of law or equity or both to protect their rights under Article III. Without limiting the generality of the foregoing, it is the intention of the parties hereto that the provisions of
Article III are made for the benefit of the Representatives and to induce the Representatives to purchase, and undertake the Offering of, the Common Stock pursuant to the Underwriting Agreement.

         SECTION 5.5. - GOVERNING LAW. This Agreement shall be governed by the laws of the State of Nevada, without regard to the application of conflicts of law principles.

         SECTION 5.6. - COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

         SECTION 5.7 - EFFECTIVE AGREEMENT. If the New Certificate is approved by the stockholders of the Company in accordance with Nevada law and the Board of Directors of the Company determines to proceed with the Offering, this Agreement shall be effective and binding on the Company and the Stockholders whose signatures appear on the signature pages hereto notwithstanding the fact that less than all of the stockholders of the Company and holders of options and warrants to acquire shares of capital stock of the Company have executed this Agreement.

         SECTION 5.8. - INTERPRETATION. When reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.



                         (Signatures on following page)

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                              CITADEL COMMUNICATIONS
                                              CORPORATION


                                              By:_____________________________
                                              Lawrence R. Wilson, President


                                              CLASS A COMMON STOCK HOLDERS:

                                              SECURITY INVESTMENT MANAGEMENT &
                                              TRUST FUND, as custodian


                                              By:_____________________________

                                              Its:____________________________


                                              ________________________________
                                              Michael Ahearn


                                              ________________________________
                                              Gayle Ahearn


                                              ________________________________
                                              Mike Atterbury


                                              ________________________________
                                              Don Becker


                                              ________________________________
                                              Fritz Beesemyer


                                              ________________________________
                                              Pete Benedetti

                                              ________________________________
                                              Ann M. Berg



                                              ________________________________
                                              Douglas E. Berg



                                              ________________________________
                                              Steve Bertholf



                                              ________________________________
                                              Debra Bertholf



                                              ________________________________
                                              William C. Betts, Jr.



                                              ________________________________
                                              Pamela Moore



                                              ________________________________
                                              Joseph M. Biondi



                                              ________________________________
                                              Carolyn Bower



                                              ________________________________
                                              Ross Stephen Campbell



                                              ________________________________
                                              Linda J. Capser



                                              ________________________________
                                              Tom Caulkins

                                              ________________________________
                                              Charles V. Chackel



                                              ________________________________
                                              Dennis Coffman



                                              ________________________________
                                              Cynthia A. Dye



                                              ________________________________
                                              John L. Dye



                                              ________________________________
                                              Donald Edkins



                                              ________________________________
                                              Constance Edkins



                                              ________________________________
                                              Paul V. Ehlis



                                              ________________________________
                                              John R. Forsythe



                                              ________________________________
                                              Faith F. Forsythe



                                              ________________________________
                                              Bret Fox



                                              ________________________________
                                              Edward T. Hardy

                                              ________________________________
                                              Donna L. Heffner



                                              ________________________________
                                              Tim L. Heffner



                                              ________________________________
                                              L. Scott Keller, II



                                              ________________________________
                                              LeRoy Scott Keller, Sr.



                                              ________________________________
                                              Marlene C. Keller



                                              ________________________________
                                              Dennis R. Logsdon



                                              ________________________________
                                              Robert B. Lund



                                              ________________________________
                                              Michelle M. Lund



                                              ________________________________
                                              Scott G. Mahalick



                                              ________________________________
                                              Victoria Mann



                                              ________________________________
                                              Terry Mathis

                                              ________________________________
                                              Joseph D. Norwood



                                              ________________________________
                                              Debra Parigian



                                              ________________________________
                                              D. Robert Proffitt



                                              ________________________________
                                              Lynette Proffitt



                                              ________________________________
                                              Debbie Raborn



                                              ________________________________
                                              Gerard J. Schlegel



                                              ________________________________
                                              Phillip F. Sisneros



                                              ________________________________
                                              Leonard Smart



                                              ________________________________
                                              Stuart Stanek


                                              RUSTY WALKER, PROGRAMMING
                                              CONSULTANTS, INC.


                                              By:_____________________________

                                              Its:____________________________

\


                                           RIO BRAVO ENTERPRISE ASSOCIATES

                                               By: RIO BRAVO, INC., its General
                                                   Partner

                                               By: _____________________________
                                                   Lawrence R. Wilson, President


                                           HOLDERS OF OPTIONS TO ACQUIRE CLASS A
                                           COMMON STOCK (WHO ARE NOT ALSO CLASS
                                           A COMMON STOCK HOLDERS):



                                           _____________________________________
                                           Patricia Diaz Dennis



                                           _____________________________________
                                           Thomas Ehrman



                                           _____________________________________
                                           Randy Elison



                                           _____________________________________
                                           Brenda Goodrich



                                           _____________________________________
                                           Ed Hill



                                           _____________________________________
                                           Susan M. Kaiser



                                           _____________________________________
                                           Jack Kryer



                                           _____________________________________
                                           Ralph W. McKee

                                              _________________________________
                                              Fay Mills



                                              _________________________________
                                              Mark Moorehead



                                              _________________________________
                                              Scott K. Smith



                                              _________________________________
                                              Martin Stabbert



                                              _________________________________
                                              Lawrence R. Wilson

                                              CLASS B COMMON STOCK HOLDERS:



                                              _________________________________
                                              Christopher J. Perry



                                              _________________________________
                                              Robert F. Perille



                                              _________________________________
                                              M. Anne O'Brien



                                              _________________________________
                                              Ford S. Bartholow



                                              _________________________________
                                              Jeffrey M. Mann

                                              _________________________________
                                              Andrea P. Joselit



                                              _________________________________
                                              Sheryl E. Bartol



                                              _________________________________
                                              Matthew W. Clary


                                              HOLDER OF WARRANT TO ACQUIRE
                                              CLASS B COMMON STOCK:

                                              BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION


                                              By:______________________________

                                              Its:_____________________________

                                              CLASS C COMMON STOCK HOLDER:

                                              FINOVA CAPITAL CORPORATION


                                              By:______________________________

                                              Its:_____________________________

                                            SERIES A PREFERRED STOCK HOLDER:

                                            BAKER, FENTRESS & COMPANY


                                            By:______________________________

                                            Its:_____________________________


                                            SERIES B PREFERRED STOCK HOLDER:

                                            OPPENHEIMER & CO., INC.


                                            By:______________________________

                                            Its:_____________________________


                                            SERIES C PREFERRED STOCK HOLDERS:


                                            _________________________________
                                            HARLAN LEVY, as trustee pursuant
                                            to that certain Fourth Amended and
                                            Restated Voting Agreement dated as
                                            of October 15, 1997


                                            ABRY BROADCAST PARTNERS II, L.P.

                                            By: ABRY CAPITAL, L.P., its General
                                                Partner

                                                By: ABRY HOLDINGS, INC., its
                                                    General Partner


                                                By:_____________________________

                                                Its:____________________________

                                             ABRY/CITADEL INVESTMENT PARTNERS,
                                             L.P.

                                             By: ABRY CAPITAL, L.P., its General
                                                 Partner

                                                 By: ABRY HOLDINGS, INC., its
                                                     General Partner


                                                     By:______________________

                                                     Its:_____________________


                                             SERIES D PREFERRED STOCK HOLDERS:


                                             _________________________________
                                             HARLAN LEVY, as trustee pursuant
                                             to that certain Fourth Amended and
                                             Restated Voting Agreement dated as
                                             of October 15, 1997


                                             ABRY BROADCAST PARTNERS II, L.P.

                                             By: ABRY CAPITAL, L.P., its General
                                                 Partner

                                                 By: ABRY HOLDINGS, INC., its
                                                     General Partner


                                                     By:_______________________

                                                     Its:______________________

                                          ABRY/CITADEL INVESTMENT PARTNERS,
                                          L.P.

                                          By: ABRY CAPITAL, L.P., its General
                                              Partner

                                              By: ABRY HOLDINGS, INC., its
                                                  General Partner


                                                  By:_______________________

                                                  Its:______________________


                                          SERIES E PREFERRED STOCK HOLDERS:

                                          THE ENDEAVOUR CAPITAL FUND LIMITED
                                          PARTNERSHIP

                                          By: DVS Management, Inc., its General
                                              Partner


                                              By:_______________________

                                              Its:______________________



                                          _________________________________
                                                 Joseph P. Tenant

                                          THE SCHAFBUCH FAMILY TRUST u/a/d 2-
                                          15-94


                                          By:_______________________________
                                               Richard M. Schafbuch, Trustee


                                          By:_______________________________
                                               Susan P. Schafbuch, Trustee

                                              BABSON CAPITAL PARTNERS LIMITED
                                              PARTNERSHIP


                                              By:______________________________

                                              Its:_____________________________


                                              _________________________________
                                              Tal Johnson



                                              _________________________________
                                              Edward T. Hardy



                                              _________________________________
                                              Ralph W. McKee


                                              SERIES F PREFERRED STOCK HOLDERS:


                                              _________________________________
                                              Philip J. Urso



                                              _________________________________
                                              Phillip Norton



                                              _________________________________
                                              Richard Poholek



                                              _________________________________
                                              Karen Kutniewski



                                              _________________________________
                                              M. Linda Urso

                                              PHILIP J. URSO AND ELISABET URSO
                                              NOMINEE TRUST DATED NOVEMBER 17,
                                              1997

                                              By:______________________________
                                                   M. Linda Urso, Trustee



                                              _________________________________
                                              Mark Urso



                                              _________________________________
                                              Juliet Rice



                                              _________________________________
                                              Jeffrey M. Thompson



                                              _________________________________
                                              Thomas Jenkins



                                              _________________________________
                                              Patrick S. Bowen


                                              SERIES G PREFERRED STOCK HOLDERS:


                                              _________________________________
                                              Ted L. Snider, Sr.



                                              _________________________________
                                              Ted L. Snider, Jr.



                                              _________________________________
                                              Calvin G. Arnold



                                              _________________________________
                                              Jane J. Snider

                                   _____________________________________________
                                   Cathron Snider Brewton



                                   _____________________________________________
                                   Cathron Snider Brewton, as custodian for Rory Julaine Brewton under the UTMA



                                   _____________________________________________
                                   Cathron Snider Brewton, as custodian for Cassandra Leigh Brewton under the UTMA



                                   _____________________________________________
                                   Robert L. Brewton



                                   _____________________________________________
                                   Jan Green Snider



                                   _____________________________________________
                                   George Morgan



                                   _____________________________________________
                                   Lee R. Arnold



                                   _____________________________________________
                                   Cynthia D. Arnold